CHURCHILL DOWNS INCORPORATED NON-EMPLOYEE DIRECTOR RESTRICTED SHARE AGREEMENT THIS RESTRICTED SHARE AGREEMENT (the “Agreement”) is made as of the __ day of __________, 20__ by and between ____________ (the “Participant”), who resides at __________________________, and Churchill Downs Incorporated (the “Company”), a Kentucky corporation with its principal place of business at 600 North Hurstbourne Parkway, Suite 400, Louisville, KY 40222, pursuant to the provisions of the Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan (the “Plan”). Capitalized terms not defined herein shall have the meanings specified in the Plan. WITNESSETH: WHEREAS, the Board has determined that part of the annual retainer compensation for the service of non-employee members of the Board (“Director”) shall be paid in the form of restricted shares of the Company’s common stock, no par value per share (“Common Stock”); WHEREAS, on February 18, 2025, the Board adopted the Plan, which was approved by the shareholders of the Company at the 2025 Annual Meeting of Shareholders on April 22, 2025; WHEREAS, the Plan provides for the granting of restricted shares of the Common Stock in accordance with the terms and provisions thereof; and WHEREAS, Participant is a non-employee Director who the Committee considers to be a person eligible for grants of restricted shares of the Common Stock and has determined that it would be in the best interest of the Company to grant the Participant the restricted Shares of the Common Stock documented herein. NOW, THEREFORE, in consideration of the foregoing and the mutual undertakings herein contained, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Grant of Stock. In accordance with the terms of the Plan and subject to the further terms, conditions and restrictions contained in this Agreement, the Company hereby grants to the Participant ___ shares (the “Shares”) of the Company’s Common Stock on the date first above written, in consideration for services to be performed by the Participant as Director of the Company. As long as the Shares are subject to the Restrictions set forth in Section 4 of this Agreement, such shares shall be deemed to be, and are referred to in this Agreement as, the “Restricted Shares”. 2. Certificates for Shares/Book Entry. Certificates (or alternatively, where applicable and permitted by applicable law and the rules of an applicable stock exchange, book entries) evidencing Restricted Shares shall be deposited (or recorded) with the Company to be held in escrow until such Shares are released to the Participant or forfeited in accordance with this

- 2 - Agreement. The Participant shall, simultaneously with the execution and delivery of this Agreement, execute and deliver to the Company a stock power in blank with respect to the Restricted Shares. If any Restricted Shares are forfeited, the Company shall direct the transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates (or, as applicable, the book entries) for such Restricted Shares. 3. Adjustments in Restricted Shares. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of Shares to change, such as a share dividend, share split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the terms of each outstanding Restricted Share shall be appropriately adjusted by the Committee. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence shall be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. 4. Restrictions. During applicable period of restriction determined in accordance with Section 6 of this Agreement, Restricted Shares, and all rights with respect to such Shares, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of (other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company) and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as the “Restrictions”), but the Participant shall have all other rights of a shareholder; provided, however, that, until such time as the Restrictions lapse, the Participant shall receive dividends thereon (dividends shall accrue and vest and be paid in the same form as the underlying dividend and at the same time as the Restrictions lapse). 5. Forfeiture of Restricted Shares. Subject to Section 6 below, in the event that the Participant ceases to serve as a Director for any reason, such event shall constitute an “Event of Forfeiture” and all Shares which at that time are Restricted Shares shall thereupon be forfeited by the Participant to the Company without payment of any consideration by the Company, and neither the Participant nor any heir, personal representative, successor or assign of the Participant shall have any right, title or interest in or to such Restricted Shares or any certificates (or book entries) evidencing the same. 6. Lapse of Restrictions. The Restrictions on the Restricted Shares shall lapse upon the earlier of (i) the twelve (12) month anniversary of the date of this Agreement and (ii) the day immediately preceding the annual meeting of shareholders of the Company next occurring after the date of this Agreement, provided that Participant is a Director on such date, or upon an earlier Change in Control, death or Disability. For purposes of this Agreement, “Disability” means that Participant becomes “disabled” within the meaning of Section 409A(a)(2)(C) of the Code or any successor provision and the applicable regulations thereunder. Upon the lapse of the Restrictions in accordance with this Section, the Company shall, as soon as practicable thereafter, deliver to the Participant a certificate (or record as a book entry and deliver evidence of same to the

- 3 - Participant) (without any restrictive endorsement referring to such Restrictions) for the Shares that are no longer subject to such Restrictions. 7. Nature of Grant. In accepting the Restricted Shares, Participant acknowledges that: (i) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated at any time, unless otherwise provided in this Agreement; (ii) the grant of the Restricted Shares does not create any contractual or other right to receive future grants of Restricted Shares, or benefits in lieu of Restricted Shares; (iii) all decisions with respect to future Restricted Share grants, if any, will be at the sole discretion of the Committee; (iv) Participant is voluntarily entering into this Agreement; and (v) the value of Restricted Shares may increase or decrease in value, and no claim or entitlement to compensation or damages shall arise from forfeiture of Restricted Shares or from any diminution in value of the Restricted Shares. 8. Withholding Requirements. Whenever Restrictions lapse with respect to Restricted Shares, the Company shall have the right to (i) withhold from sums due to the Participant; (ii) require the Participant to remit to the Company; or (iii) retain Shares otherwise deliverable to the Participant in an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to making such payments or delivering any such Shares to the Participant. 9. Effect Upon Position as a Director. Nothing contained in this Agreement shall confer upon Participant the right to continue in his or her position as a Director or affect any right that the Company may have to remove Participant as a Director. 10. Captions. The captions and section headings used herein are for convenience only, shall not be deemed part of this Agreement and shall not in any way restrict or modify the context and substance of any section or paragraph of this Agreement. 11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. The Participant accepts the award of Shares hereunder subject to all of the terms and conditions of this Agreement. The Participant hereby agrees to accept as binding, conclusive and final all reasonable decisions and interpretations of the Committee upon any questions arising under this Agreement, including without limitation, the interpretation of the Restrictions imposed upon the Shares. 12. Notices. Notices shall be deemed delivered if delivered personally or three days after being deposited in the United States mail to the Company in care of its Secretary at its executive offices at 600 North Hurstbourne Parkway, Suite 400, Louisville, KY 40222, and to Participant at the current address shown on the payroll records of the Company, or at such other address as either party may hereafter designate in writing to the other. 13. Investment Representation. If the Shares awarded to the Participant under this Agreement are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statements, the Participant, if the Committee shall reasonably deem it advisable, may be required to represent and agree in writing (i) that any Shares acquired by the Participant under this Agreement will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from

- 4 - registration under such Act, and (ii) that the Participant has acquired such Shares for his own account and not with a view to the distribution thereof. 14. Compliance with Section 16(b). This Agreement and the grant of Shares hereunder are intended to comply with all applicable conditions of Rule 16(b)-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All transactions involving the Company’s Directors and employees are subject to such conditions, regardless of whether the conditions are expressly set forth in this Agreement. Any provision of this Agreement that is contrary to a condition of Rule 16b-3 shall not apply. 15. Compliance With Other Laws And Regulations. The rights of the Participant and the obligations of the Company under this Agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver certificates for shares of Common Stock before (i) the listing of such shares on any stock exchange or over-the-counter market, such as NASDAQ, on which the Common Stock may then be listed or traded, and (ii) the completion of any registration or qualification of any governmental body which the Company shall, in its sole discretion, determines to be necessary or advisable. The Company agrees to use its best efforts to procure any such listing, registration or qualification. 16. Severability. The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of the remaining provisions of the Agreement, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Agreement. 17. Incorporation of Plan. The Restricted Shares are granted pursuant to the terms of the Plan and this Agreement, and the Restricted Shares shall in all respects be interpreted in accordance with the Plan and this Agreement. 18. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky. Participant consents to the exclusive jurisdiction of the courts of the Commonwealth of Kentucky and of any federal court located in Jefferson County, Kentucky in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to or in connection with this Agreement, or any breach of this Agreement or any such document or instrument. 19. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior written or contemporaneous oral agreements related thereto.

IN WITNESS WHEREOF, the Company and Participant have executed and delivered this Agreement as of the date first above written. CHURCHILL DOWNS INCORPORATED By: Title: PARTICIPANT: By: [INSERT NAME]

- 6 - EXHIBIT A IRREVOCABLE STOCK POWER FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, the undersigned, does hereby sell, convey, assign and transfer unto CHURCHILL DOWNS INCORPORATED, a Kentucky corporation (the “Company”), shares of Common Stock of the Company registered in the undersigned’s name on the books of the Company as evidence by book entry position, which shares of Common Stock were issued to the undersigned by the Company under, and are subject to the terms and conditions of, the Churchill Downs Incorporated 2025 Omnibus Stock and Incentive Plan and that certain Restricted Share Agreement by and between the Company and the undersigned. The undersigned does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s true and lawful attorney-in-fact to transfer the said capital stock on the books of the Company. Date:___________________ Signed:______________________________ Printed:______________________________

EXHIBIT B CHURCHILL DOWNS INCORPORATED PROXY With respect to all Restricted Shares issued to the undersigned (the “Shares”) under the Churchill Downs Incorporation 2025 Omnibus Stock and Incentive Plan (the “Plan”) and that certain Restricted Share Agreement by and between the Company and the undersigned (the “Agreement”), the undersigned hereby appoints Churchill Downs Incorporated, a Kentucky corporation, as the undersigned’s true and lawful agent and proxy, with full power of substitution, to represent the undersigned in all matters submitted to a vote of the shareholders of Churchill Downs Incorporated at any time after the date hereof and to vote all Shares in the proxy’s sole and absolute discretion. This proxy is coupled with an interest and may not be revoked. This proxy shall continue until the lapse of the restrictions set forth in Section 6 of the Agreement. Date:___________________ Signed:______________________________ Printed:______________________________